SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2006

LKQ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300
Chicago, IL  60602
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (312) 621-1950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.02.   Unregistered Sales of Equity Securities

Upon reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, we issued the following shares of our common stock upon exercises of outstanding fee warrants: 39,654 shares on December 9, 2005 for consideration of $39,654; 1,604 shares on January 25, 2006 for consideration of $1,604; 19,612 shares on February 8, 2006 for consideration of $19,612; and 763,856 shares on February 9, 2006 for consideration of $763,856.  The numbers of shares issued pursuant to the exercise of warrants disclosed herein reflect the two-for-one split of our common stock that was paid on January 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKQ Corporation

Date: February 10, 2006	By:	/s/ VICTOR M. CASINI
Victor M. Casini
Vice President and General Counsel